Exhibit 99.2

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM WM’s Acquisition of Stericycle – Framing the Strategic Rationale Supplemental Presentation July 24, 2024

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM This presentation contains a number of forward - looking statements related to WM’s planned acquisition of Stericycle, Inc . , including but not limited to all statements regarding timing and approvals of the planned acquisition ; ability to consummate and finance the acquisition ; method of financing the acquisition ; integration of the acquisition ; future operations or benefits ; future capital allocation ; future business and financial performance of WM and Stericycle and the ability of each company to achieve financial guidance and operational targets ; future leverage ratio ; and all outcomes of the proposed acquisition, including synergies, cost savings, impact on earnings, cash flow growth, free cash flow, rate of return on capital, shareholder returns, strength of the balance sheet and credit ratings . You should view these statements with caution . They are based on the facts and circumstances known to the WM as of the date the statements are made . Such statements generally include words such as “expects,” “intends,” “targets,” “estimates,” “will” or similar expressions . These forward - looking statements are subject to risks and uncertainties that could cause actual results to be materially different . Such risks and uncertainties include, but are not limited to, general economic and capital markets conditions ; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions ; inability to obtain stockholder approval or satisfy other closing conditions ; inability to obtain financing ; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement ; unexpected costs, charges or expenses ; failure to successfully integrate the acquisition, realize anticipated benefits and synergies or obtain any other results anticipated ; legal, regulatory and other matters that may affect the costs and timing of WM’s ability to complete, integrate and deliver all of the expected benefits of the acquisition, including any proceedings related to the planned acquisition ; impacts of the announcement of the acquisition on Stericycle’s management, key personnel and business ; and other factors that could cause Stericycle’s business and financial results to be materially different than WM has anticipated, such as, without limitation, decreases in the volume of wastes streams managed ; disruptions resulting from deployment of systems ; changing market conditions in the healthcare industry ; competition and demand for services in the regulated waste and secure information destruction industries ; commodity price volatility ; changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste or the proper handling and protection of personal and confidential information ; the level of government enforcement of regulations governing regulated waste collection and treatment or the proper handling and protection of personal and confidential information ; and the outcome of pending, future or settled litigation or investigations . For further discussion of risks and uncertainties applicable to WM and Stericycle, please see WM’s and Stericycle’s filings with the SEC, including Part I, Item 1 A of each company’s most recently filed Annual Report on Form 10 - K and subsequent reports on Form 10 - Q, which are incorporated herein by reference, and in other documents that WM or Stericycle file or furnish with the SEC . Unless otherwise specified, WM’s expectations, estimates and projections are as of July 24 , 2024 , the date of this presentation, and are subject to change . As noted herein, certain projections are based on Stericycle’s first quarter 2024 Investor Presentation dated April 25 , 2024 . Stericycle has not updated or confirmed its financial outlook since that date . Additional information and cautionary statements about reliance on such projections is also included in such Investor Presentation and available at investors . stericycle . com . Except as required by applicable law, WM assumes no obligation to update any forward - looking statement . 2 Cautionary Statement - Forward - Looking Statements and Projections

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM WM’s Operating EBITDA and Adjusted Operating EBITDA : This presentation refers to operating EBITDA of WM . WM defines operating EBITDA as GAAP income from operations before depreciation, depletion, and amortization . WM’s operating EBITDA has been, and in the future is expected to be, adjusted to exclude the effects of events or circumstances that are not representative or indicative of the Company’s results of operations . Adjusted operating EBITDA is a non - GAAP measure . Stericycle’s EBITDA and Adjusted EBITDA : This presentation refers to EBITDA and adjusted EBITDA of Stericycle . Stericycle defines EBITDA as GAAP income from operations before depreciation and intangible amortization . Adjusted EBITDA, which excludes the impact of certain items, is a non - GAAP measure . Stericycle’s Free Cash Flow Conversion : This presentation includes free cash flow conversion of Stericycle . Stericycle defines free cash flow as net cash from operating activities less capital expenditures . Free cash flow is a non - GAAP measure . Free cash flow conversion of Stericycle is calculated as free cash flow as a percentage of adjusted EBITDA . Leverage Ratio : All terms used in the calculation of leverage ratio in this presentation are defined in WM’s $ 3 . 5 billion Revolving Credit Agreement filed with the SEC on Form 8 - K on May 10 , 2024 . Each of the definitions provided above may not be comparable to similarly titled measures reported by other companies . Non - GAAP measures are meant to supplement, not replace, comparable GAAP measures . For additional information about WM’s and Stericycle’s use of non - GAAP measures and reconciliations to the most comparable GAAP measures for prior financial results, please see WM’s quarterly earnings results press releases and tables thereto, available at investors . wm . com, and Stericycle’s quarterly earnings results press releases and tables thereto, and Stericycle’s first quarter 2024 Investor Presentation dated April 25 , 2024 , available at investors . stericycle . com . Projected future non - GAAP results are expected to exclude the effects of events or circumstances that management believes are not representative or indicative of future results of operations . Such excluded items are not currently determinable, but may be significant, such as asset impairments and one - time items, charges, gains or losses from divestitures or litigation, and other items . Due to the uncertainty of the likelihood, amount and timing of any such items, WM does not have information available to provide a quantitative reconciliation of non - GAAP projections to the comparable GAAP measure . 3 Cautionary Statement - Non - GAAP Financial Measures

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM WM’s Strategic Rationale for its Planned Acquisition of Stericycle • With an aging population and broader healthcare trends, the medical waste sector is expected to experience structural volume growth that could outpace the factors that drive traditional solid waste volume trends (population growth and GDP) • Stericycle has a leading medical waste disposal and transfer network and long - standing customer relationships, positioning it as a clear market leader in the medical waste and compliance business in North America Stericycle is a leading player in a growing market segment supported by attractive secular trends • The planned acquisition will position WM to offer customers an increasingly comprehensive suite of services as the leading environmental solutions provider in North America • Stericycle’s business functions include waste collection, management, and disposal, all of which are well - aligned with WM’s core business and capabilities • Stericycle builds on WM’s sustainability commitments with leading, comprehensive service offerings focused on promoting healthy and safe communities Complementary business platforms extend WM’s suite of comprehensive waste and environmental solutions WM’s ability to leverage technology to both grow customer lifetime value and to enable an optimized cost - to - serve are expected to accelerate earnings growth of this business • Attractive post - synergy transaction multiple compared to WM's current trading multiple • Expected low double - digit IRR that provides a healthy premium to WM’s cost of capital • >$125 million of projected annual run - rate cost synergies expected from WM’s keen focus on optimizing SG&A costs, its expertise in logistics and technology - enabled operating cost optimization, and the ability to internalize disposal volumes into WM’s leading waste disposal network Projected synergies and the expected growth profile of medical waste make this a financially attractive transaction 4 • WM’s data - driven approach to understand customers’ needs is expected to identify opportunities for additional profitable volume growth through strong customer relationships • WM expects additional upside potential from cross - selling opportunities to non - overlapping customers • WM has a proven track - record of providing customers with valuable data and insights about their waste streams and we expect to leverage this expertise to provide additional value to customers in the healthcare sector • WM’s expertise in using technology to enable process optimization and continuous improvement is expected to support Stericycle’s ERP adoption, which is key to the execution of its Long - Range Plan

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM Stericycle is at a strategic inflection point • A leading player in an industry with attractive current and future secular trends • Poised for growth with streamlined operations and technology enablement for process improvement Stericycle is now a more streamlined and rationalized business with tools and technologies in place that can facilitate business execution and growth • Targeted divestitures have been completed to rationalize the business footprint to concentrate on North American and European markets • Lines of business reduced to core services in Regulated Medical Waste and Secure Information Destruction • Significant investment has been made to implement a modern and integrated ERP platform that can drive process standardization, accountability for business results, and identification of efficiency gains 5 WM Investment Rationale: Why Acquire Stericycle Now? ~13 - 17% 1 Adjusted EBITDA Growth Target Expected through 2027 1. Projections are based on Stericycle's first quarter 2024 Investor Presentation dated April 25, 2024 and available at investor s.s tericycle.com. Please see page 2 for information about reliance on forward looking statements and page 3 for the definition and additional information about ad justed EBITDA. And, as a result, Stericycle’s projected financial outlook is strong 1 • Revenue growth is now expected to be indicative of healthcare industry trends and is targeted at a CAGR of 3% to 5% from 2023 - 2027 • Earnings and cash flow growth will benefit from the combination of strong top - line growth and the ability to leverage technology and process to optimize costs

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 6 Transaction Summary • WM to pay $62 per share in cash • 24% premium over 60 - day volume weighted average price as of May 23, 2024 • Represents a total enterprise value of $7.2bn, reflecting a post - synergy EBITDA multiple of about 13x Financial Terms • Strengthens WM’s long - term growth potential and sustainability commitments • Expected to be accretive to WM’s operating EBITDA and cash flows within one year of close Financial impact and benefits • The transaction is not subject to a financing condition • WM intends to finance the transaction using a combination of bank debt and senior notes • In the near term, following completion of the transaction, WM expects a leverage ratio of approximately 3.6x • WM expects to achieve a leverage ratio within its targeted range of 2.75x to 3.0x approximately 24 months after closing the t ran saction • Upon achieving its targeted leverage ratio, WM expects to resume share repurchases Balance sheet and financing • Expected to close as early as the fourth quarter of 2024 • Subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by a majority of the ho lders of Stericycle’s outstanding common shares Timing and closing Note: Please see page 3 for definitions and additional information about EBITDA, operating EBITDA, and leverage ratio. The re vis ion in projected leverage from WM’s press release announcing the planned acquisition on June 3, 2024, which indicated a post - close leverage of 3.4x and an 18 - month return to the targeted le verage range, relates to incremental indebtedness incurred to fund a solid waste acquisition completed in July 2024.

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 7 Overview of Stericycle Based on Stericycle’s 2023 Form 10 - K and its first quarter 2024 Investor Presentation dated April 25, 2024. Items available at i nvestors.stericycle.com. Additional information and cautionary statements about reliance on projections is included on page 2 and in the referenced St eri cycle Investor Presentation.

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 85% 15% North America International 8 2027 Long - Term Outlook 2 Organic Revenue Growth 3% to 5% Four - year Compounded Average Annual Adjusted EBITDA Growth Rate 13% to 17% Free Cash Flow Conversion 50% to 60% Based on Adjusted EBITDA Strategic Assets 1 Number Autoclave or Alternative Medical Waste Treatment Facilities 71 Medical Waste Incinerator Facilities 18 Secure Information Destruction Processing Facilities 105 Transfer Stations 177 Other Locations and/or Administrative Facilities 25 Global fleet of route trucks, tractors, collection vans, and small duty vehicles ~5,200 Revenue Mix 1 67% 33% Regulated Waste and Compliance Services Secure Information Destruction Geographic Mix 1 : A Leader in Specialized Waste Collection and Disposal 1. Revenue, Geographic Mix, and Strategic Asset information based on the Stericycle 2023 Form 10 - K dated Feb. 28, 2024 2. Outlook based on Stericycle's first quarter 2024 Investor Presentation dated April 25, 2024 and available at investors.steric ycl e.com. Please see page 2 for information related to reliance on forward looking statements and page 3 for definitions and additional information about adjusted EBITDA and free cash flow conversion.

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 9 : A Leader in Regulated Waste and Secure Information Destruction Leading brand Leader in reverse logistics Comprehensive industry expertise and regulatory relationships Serves hospitals, healthcare practices, laboratories and other business and government organizations Extensive treatment and transportation infrastructure in North America Breadth of medical waste and compliance services A g lobal leader in secure information destruction National Association for Information Destruction AAA Certification Extensive fleet and facility infrastructure Comprehensive industry expertise and thought leadership Serves healthcare practices, professional services, financial institutions, manufacturers, government offices, and others Regulated Waste and Compliance Description of business is based on the Stericycle 2023 Form 10 - K dated Feb. 28, 2024

CONFIDENTIAL AND PROPRIETARY INFORMATION OF WM 10 Get in touch with us. Ed Egl eegl@wm.com 713.265.1656 Heather Miller hmiller3@wm.com 713.265.1507